MIDWEST AIR GROUP

Annual Meeting of Shareholders

June 14, 2007

Report on Operations

Strategic Plan Drove 2006 Performance

- Returned to profitability – net profit of $5.4 million
- Significantly improved financial and operating performance

Strategic Plan Drove 2006 Performance

- Record traffic, up more than 21%
  - Outpaced 13% increase in capacity
  - Resulted in 5.2 percentage point increase in load factor

Strategic Plan Drove 2006 Performance



Revenue
$523.0
$664.5
2005
2006
Earnings Per Share*
$0.29
($3.71)
2005
2006
EBITDAR**
$17.9
$80.0
2005
2006

*Includes $0.89 of EPS charge from impairment in third quarter 2005 for Midwest.

**EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) is considered to be a non-GAAP financial measure.

Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest's operating performance as these costs are not directly attributable to the underlying performance of its business operations. Internally, Midwest uses this non-GAAP information as an indicator of business performance and management's effectiveness. This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Strategic Plan Drove 2006 Performance

- Strong cash position
  - Ended 2006 with $158 million in cash, up from $138 million a year earlier
- Higher fuel prices negatively impacted operating results by $33.0 million, or $1.37 per diluted share

Strategic Plan Drove 2006 Performance

- Strategic fleet utilization and pricing actions positively affected load factor and yield
- Continued to reduce non-fuel unit costs through fleet modernization, increased aircraft utilization and companywide productivity improvements
  - Non-fuel unit costs down more than 32% in last five years

Strategic Plan Drove 2006 Performance

- Worked to continually improve customers' travel experiences
  - Implemented numerous schedule enhancements
  - Enhanced *midwestairlines.com* Web site
  - Improved Midwest Miles frequent flyer program
  - Expanded Premier Pet Program

MIDWEST

First Quarter 2007 Financial Results

- Traffic up 9.5%
  - Outpaced 6.3% increase in capacity, resulting in 2.2 percentage point increase in load factor
- Operating revenue increased 10% to $165.8 million
- Diluted earnings per share of 31¢, up from 49¢ loss in first quarter 2006

First Quarter 2007 Financial Results

- Ended quarter with $171 million in cash, up from $158 million
- Higher fuel prices negatively affected operating results by $1.9 million, or 7¢ per diluted share

MIDWEST

Continued Improvement in Market Share

- Milwaukee: 51% market share in 2006, up from 47% -- solidifying #1 ranking
- Kansas City: 11% market share in 2006, up from 8% -- #2 ranking by year's end
- Positive market share performance continuing in 2007

Customer Service Makes Us Travelers' Airline of Choice

- *Travel+Leisure* --
  Top Domestic Airline for Service, 2007 World's Best Service poll
- Freddie Award --
  Best Customer Service, 2007
- *Consumer Reports* --
  Superior Service, 2007

Employees:
The Heart of Midwest and Skyway Airlines

Thank you to those who serve our country

MIDWEST

Going Forward

- Committed to creating long-term value for shareholders, while continuing to provide superior service to customers
- Shareholders are on course to realize benefits of long-term strategic plan
- Strategic initiatives provide foundation for long-term, profitable growth

Midwest's Strategic Plan

Initiatives Already Implemented

- 50-seat regional jet program
- Expansion of Air Midwest codeshare partnership
- Numerous service and schedule enhancements

Midwest's Strategic Plan

Initiatives Being Implemented

- Addition of two MD-80 aircraft to Midwest Airlines fleet
- New Northwest Airlines codeshare partnership
- Introduction of dual-seating option on Midwest Airlines
- MD-80 fleet replacement and growth aircraft

Midwest's Strategic Plan

Significant Long-Term Value Creation

	Projected Increase in Annual Revenue When Fully Deployed
50-Seat Regional Jet Program	**$120-150 million**
Two Additional MD-80 Aircraft	**$40-50 million**
Dual-Seating Option	**$30-35 million**
New Northwest Airlines Codeshare	**$10-20 million**
Expanded Air Midwest Codeshare	**$2-4 million**
Service and Schedule Enhancements	**TBD**
MD-80 Fleet Replacement and Growth Aircraft	**TBD**

Midwest's Strategic Plan

Shareholders Seeing Benefit of Their Investments


Public announcement of
AirTran's December 13 offer
Indexed Price
400%
350%
300%
250%
200%
150%
100%
50%
May-2006
Jul-2006
Sep-2006
Nov-2006
Jan-2007
Mar-2007
May-2007
Airtran
Midwest
Network Carriers (1)
Low Cost Carriers (2)

Last 12 months stock performance per Bloomberg as of May 31, 2007.

(1) Includes AMR Corp, UAL Corp, Alaska Airlines, Continental and U.S. Airways.

(2) Includes JetBlue, Southwest, WestJet and Frontier.

AirTran's Unsolicited Offer

Preliminary Election Results

Shareholder Questions and Remarks

MIDWEST AIR GROUP

MIDWEST AIR GROUP